TABLE OF CONTENTS

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-2
Statements of Operations	SA-3
Statements of Changes in Net Assets	SA-4
Financial Highlights	SA-6
Notes to Financial Statements	SA-7
Report of Independent Registered Public Accounting Firm	SA-9

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT INVESTMENTS

DECEMBER 31, 2023

Each variable account invests in shares of the corresponding portfolio. The shares owned and value of investments as of December 31, 2023; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2023, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
IV (Invests in Inflation Managed Class I) *	49,970	$602,973	$2,859	$58,353
VII (Invests in Large-Cap Core Class I) *	175,825	12,177,679	13,245	1,481,406
X (Invests in Managed Bond Class I) *	157,546	2,130,225	230	164,841
XI (Invests in High Yield Bond Class I) *	4,433	44,109	303	709
XII (Invests in Equity Index Class I) *	11,871	1,454,384	24	23,958
XIII (Invests in International Value Class I ) *	11,938	202,091	2,159	8,889
XIV (Invests in Growth Class I) *	53,605	3,243,874	355	80,601
XV (Invests in Fidelity® VIP Government Money Market Service Class)	339,867	339,867	19,173	92,365

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-1

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	Variable Accounts
	IV	VII	X	XI	XII	XIII
ASSETS
Investments in mutual funds, at value	$602,973	$12,177,679	$2,130,225	$44,109	$1,454,384	$202,091
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	-
Investments sold	149	4,746	1,686	43	265	250
Total Assets	603,122	12,182,425	2,131,911	44,152	1,454,649	202,341
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	142	3,928	1,521	37	194	209
Investments purchased	-	-	-	-	-	-
Total Liabilities	142	3,928	1,521	37	194	209
NET ASSETS	$602,980	$12,178,497	$2,130,390	$44,115	$1,454,455	$202,132
Units Outstanding	129,958	1,092,199	691,946	12,521	127,117	93,953
Accumulation Unit Value	$4.64	$11.15	$3.08	$3.52	$11.44	$2.15
Cost of Investments	$513,236	$2,629,525	$1,651,034	$22,798	$213,934	$98,930

	XIV	XV
ASSETS
Investments in mutual funds, at value	$3,243,874	$339,867
Receivables:
Due from Pacific Life Insurance Company	-	-
Investments sold	700	244
Total Assets	3,244,574	340,111
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	594	250
Investments purchased	-	-
Total Liabilities	594	250
NET ASSETS	$3,243,980	$339,861
Units Outstanding	237,037	34,479
Accumulation Unit Value	$13.69	$9.86
Cost of Investments	$661,306	$339,867

See Notes to Financial Statements	SA-2

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Variable Accounts
	IV	VII	X	XI	XII	XIII
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	7,088	136,883	25,320	491	15,540	2,229
Operating expenses	238	4,601	851	17	522	75
Total Expenses	7,326	141,484	26,171	508	16,062	2,304
Net Investment Income (Loss)	(7,326)	(141,484)	(26,171)	(508)	(16,062)	(2,304)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,225	1,040,925	30,643	158	19,429	2,894
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	3,225	1,040,925	30,643	158	19,429	2,894
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	18,853	1,721,708	104,278	4,664	283,037	31,733
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,752	$2,621,149	$108,750	$4,314	$286,404	$32,323

	XIV	XV
INVESTMENT INCOME
Dividends	$-	$19,173
EXPENSES
Mortality and expense risk	34,050	4,857
Operating expenses	1,145	163
Total Expenses	35,195	5,020
Net Investment Income (Loss)	(35,195)	14,153
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	60,192	-
Capital gain distributions	-	-
Realized Gain (Loss) on Investments	60,192	-
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	803,947	-
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$828,944	$14,153

See Notes to Financial Statements	SA-3

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023	2022

	IV		VII		X
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(7,326)	$(8,739)	$(141,484)	$(150,938)	$(26,171)	$(30,076)
Realized gain (loss) on investments	3,225	(5,374)	1,040,925	671,488	30,643	53,360
Change in net unrealized appreciation (depreciation) on investments	18,853	(85,547)	1,721,708	(3,682,521)	104,278	(446,560)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,752	(99,660)	2,621,149	(3,161,971)	108,750	(423,276)
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	358	12,866	265	3,894
Transfers between variable and fixed accounts, net	(30,638)	(8,642)	(14,940)	(161,466)	355	(83,963)
Contract benefits and terminations	(17,402)	(25,281)	(1,306,534)	(674,522)	(137,393)	(181,252)
Contract charges and deductions	(128)	(168)	(4,334)	(4,699)	(1,614)	(1,789)
Other	1	1	(987)	3,686	(40)	904
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(48,167)	(34,090)	(1,326,437)	(824,135)	(138,427)	(262,206)
NET INCREASE (DECREASE) IN NET ASSETS	(33,415)	(133,750)	1,294,712	(3,986,106)	(29,677)	(685,482)
NET ASSETS
Beginning of Year	636,395	770,145	10,883,785	14,869,891	2,160,067	2,845,549
End of Year	$602,980	$636,395	$12,178,497	$10,883,785	$2,130,390	$2,160,067

	XI		XII		XIII
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(508)	$(546)	$(16,062)	$(16,497)	$(2,304)	$(2,123)
Realized gain (loss) on investments	158	(603)	19,429	111,044	2,894	3,724
Change in net unrealized appreciation (depreciation) on investments	4,664	(5,103)	283,037	(406,699)	31,733	(6,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,314	(6,252)	286,404	(312,152)	32,323	(4,541)
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	251	(210)	(49)	6,745	(1,107)	(4,876)
Contract benefits and terminations	(108)	(8,962)	(7,608)	(183,691)	(3,076)	(3,647)
Contract charges and deductions	(42)	(42)	(216)	(230)	(243)	(243)
Other	2	-	15	(7)	7	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	103	(9,214)	(7,858)	(177,183)	(4,419)	(8,768)
NET INCREASE (DECREASE) IN NET ASSETS	4,417	(15,466)	278,546	(489,335)	27,904	(13,309)
NET ASSETS
Beginning of Year	39,698	55,164	1,175,909	1,665,244	174,228	187,537
End of Year	$44,115	$39,698	$1,454,455	$1,175,909	$202,132	$174,228

See Notes to Financial Statements	SA-4

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022

	XIV		XV
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(35,195)	$(34,660)	$14,153	$836
Realized gain (loss) on investments	60,192	82,830	-	-
Change in net unrealized appreciation (depreciation) on investments	803,947	(1,234,574)	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	828,944	(1,186,404)	14,153	836
INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	-	-	-	-
Transfers between variable and fixed accounts, net	(3,591)	(14,883)	-	62,081
Contract benefits and terminations	(40,869)	(64,441)	(87,112)	(3,869)
Contract charges and deductions	(590)	(636)	(232)	(272)
Other	29	(28)	1	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(45,021)	(79,988)	(87,343)	57,936
NET INCREASE (DECREASE) IN NET ASSETS	783,923	(1,266,392)	(73,190)	58,772
NET ASSETS
Beginning of Year	2,460,057	3,726,449	413,051	354,279
End of Year	$3,243,980	$2,460,057	$339,861	$413,051

See Notes to Financial Statements	SA-5

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
IV
2023	$4.64	129,958	$602,980	0.00%	1.23%	2.40%
2022	4.53	140,458	636,395	0.00%	1.23%	(12.95%)
2021	5.20	147,969	770,145	0.00%	1.23%	4.40%
2020	4.99	144,159	718,710	0.00%	1.23%	10.06%
2019	4.53	180,603	818,111	0.00%	1.23%	7.31%
VII
2023	$11.15	1,092,199	$12,178,497	0.00%	1.23%	25.51%
2022	8.88	1,225,106	10,883,785	0.00%	1.23%	(21.58%)
2021	11.33	1,312,521	14,869,891	0.00%	1.23%	26.20%
2020	8.98	1,494,191	13,413,597	0.00%	1.23%	12.54%
2019	7.98	1,666,707	13,294,876	0.00%	1.23%	30.52%
X
2023	$3.08	691,946	$2,130,390	0.00%	1.23%	5.25%
2022	2.93	738,429	2,160,067	0.00%	1.23%	(15.07%)
2021	3.44	826,159	2,845,549	0.00%	1.23%	(2.34%)
2020	3.53	970,770	3,423,789	0.00%	1.23%	7.02%
2019	3.30	1,055,548	3,478,740	0.00%	1.23%	7.17%
XI
2023	$3.52	12,521	$44,115	0.00%	1.23%	10.85%
2022	3.18	12,490	39,698	0.00%	1.23%	(11.44%)
2021	3.59	15,370	55,164	0.00%	1.23%	4.13%
2020	3.45	15,095	52,026	0.00%	1.23%	4.45%
2019	3.30	17,461	57,615	0.00%	1.23%	12.59%
XII
2023	$11.44	127,117	$1,454,455	0.00%	1.23%	24.40%
2022	9.20	127,849	1,175,909	0.00%	1.23%	(19.31%)
2021	11.40	146,096	1,665,244	0.00%	1.23%	26.80%
2020	8.99	138,965	1,249,166	0.00%	1.23%	16.67%
2019	7.71	151,524	1,167,489	0.00%	1.23%	29.50%
XIII
2023	$2.15	93,953	$202,132	0.00%	1.23%	18.74%
2022	1.81	96,159	174,228	0.00%	1.23%	(2.47%)
2021	1.86	100,949	187,537	0.00%	1.23%	18.89%
2020	1.56	114,181	178,417	0.00%	1.23%	(8.31%)
2019	1.70	169,787	289,334	0.00%	1.23%	15.18%
XIV
2023	$13.69	237,037	$3,243,980	0.00%	1.23%	33.89%
2022	10.22	240,683	2,460,057	0.00%	1.23%	(32.05%)
2021	15.04	247,724	3,726,449	0.00%	1.23%	21.92%
2020	12.34	270,812	3,341,462	0.00%	1.23%	29.95%
2019	9.49	290,331	2,756,640	0.00%	1.23%	36.45%
XV
2023	$9.86	34,479	$339,861	4.69%	1.23%	3.52%
2022	9.52	43,381	413,051	1.45%	1.23%	0.13%
2021	9.51	37,255	354,279	0.01%	1.23%	(1.21%)
2020	9.63	42,678	410,832	0.30%	1.23%	(0.95%)
2019	9.72	48,428	470,629	1.90%	1.23%	0.67%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees and operating expenses that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest.
(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements).
(3)	Total returns reflect changes in the unit values of the underlying portfolios and deductions for M&E fees and operating expenses assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns.

See Notes to Financial Statements	SA-6

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Corinthian Variable Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2023, the Fund investment options are Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds. The Variable Accounts which have not commenced operations as of December 31, 2023 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Section 817(h) of the Internal Revenue Code (“the Code”) requires that the investments of the Separate Account must be adequately diversified in accordance with Treasury regulations in order to qualify as an annuity contract under Section 72 of the Code. The Separate Account complies with the diversification requirements. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2023.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.19% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amount realized from fees and charges assessed against the Contracts. The Separate Account also bears certain operating expenses, subject to Pacific Life’s guarantee that such operating expenses will not exceed 0.25% of each Variable Account’s average daily net assets annually. For the year ended December 31, 2023, the annualized operating expenses for each of the Variable Accounts were below the 0.25% expense cap at 0.04%. Pacific Life further guarantees that the ordinary operating expenses of a Variable Account together with the operating expenses incurred by its underlying Portfolio, exclusive of advisory fees, service fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses, will not exceed 0.60% of average daily net assets annually after consideration for any adjustment by the Funds’ Investment Adviser for fund expenses in excess of stated expense limitations. For the year ended December 31, 2023, the combined annualized operating expenses for each of the Variable Accounts were below the 0.60% expense cap. M&E fees and operating expenses are included in the Statements of Operations.

SA-7

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium tax, and any withdrawal and surrender charges, and are shown as a decrease in net assets derived from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees and any state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of Pacific Select Fund ("PSF"). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC ("PLFA"), a wholly-owned subsidiary of Pacific Life, pursuant to PSF's Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF Administration and Support Services Agreement for providing services to PSF that are outside the scope of the Investment Adviser's responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2023, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class D or Class P shares of PSF during the year ended December 31, 2023.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2023, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2023 and 2022 were as follows:

	2023			2022
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
IV	686	(11,186)	(10,500)	8,280	(15,791)	(7,511)
VII	4,554	(137,461)	(132,907)	4,417	(91,832)	(87,415)
X	207	(46,690)	(46,483)	11,166	(98,896)	(87,730)
XI	93	(62)	31	-	(2,880)	(2,880)
XII	8	(740)	(732)	633	(18,880)	(18,247)
XIII	1,222	(3,428)	(2,206)	1,167	(5,957)	(4,790)
XIV	96	(3,742)	(3,646)	1,184	(8,225)	(7,041)
XV	-	(8,902)	(8,902)	8,006	(1,880)	6,126

SA-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (the "Separate Account") comprising Variable Account IV, VII, X, XI, XII, XIII, XIV, and XV, (collectively, the “Variable Accounts”) including the schedules of investments as of December 31, 2023; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Variable Account IV, VII, X, XI, XII, XIII, XIV and XV; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Variable Accounts IV, VII, X, XI, XII, XIII, XIV and XV constituting the Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 28, 2024

We have served as the auditor of Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company since 1994.

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